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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

          REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                           COMMISSION FILE NO. 0-31363

                                 APRIL 16, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           VOCAL COMMUNICATIONS, INC.


                COLORADO                                84-1365550
   (STATE OR OTHER JURISDICTION OF         I.R.S. EMPLOYER IDENTIFICATION NUMBER
    INCORPORATION OR ORGANIZATION)

               PO BOX 5255
            PHOENIX, ARIZONA                              85010
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                  480-951-4897
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                           VOCAL COMMUNICATIONS, INC.
                               REPORT ON FORM 8-K
                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Item  5        Other Events..............................................    3
Item  7        Financial Statements and Exhibits.........................    3

Signatures     ..........................................................    3

Exhibit 2.1    ..........................................................    4
Exhibit 2.2    ..........................................................   16
Exhibit 2.3    ..........................................................   18
Exhibit 20.1   ..........................................................   20
Exhibit 20.2   ..........................................................   23


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ITEM 5. OTHER EVENTS

As previously disclosed in conjunction with the filing of Vocal Communication Inc.'s 10-KSB filed on April 17, 2001, on April 16, 2001, Vocal Investor Financial Corporation ("VICF") and Vocal Communications, Inc. ("VCI") jointly announced they have entered into an Agreement and Plan of Merger. VCI will be the surviving corporation of the merger. The terms of the Agreement call for shareholders of VICF to convert their shares of VICF of common stock, no par value per share, for the right to receive one share of the common stock, par value $.001 per share, of VCI. In addition, the right to receive common stock and warrants in VIFC pursuant to any outstanding subscription agreement shall be converted automatically into the right to receive an equivalent number of common shares and identical warrants in the surviving corporation. The transaction was subject to the approval of VICF and VCI shareholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Required financial statement disclosures were made in conjunction with the filing of the Vocal Communication, Inc.'s 10-KSB file on 04/17/01.

         (b)      EXHIBITS

                  2.1 Agreement and Plan of Merger, dated April 16, 2001, among Larsen International, Inc., Vocal Investor Financial, Corp., Sandringham Investments Limited, and the shareholders of VIFC.

                  2.2 Plan of Merger, dated April 16, 2001, pursuant to an Agreement and Plan of Merger, dated April 16, 2001, between Vocal Investor Financial, Corp. and Larsen International, Inc.

                  2.3      Articles of Merger, dated April 16, 2001.

                  20.1 Unanimous Consent in lieu of a special meeting of the Board of Directors of Larsen International, Inc.

                  20.2 Unanimous Consent in lieu of a special meeting of the Board of Directors and shareholders of Vocal Investor Financial Corp.


SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 14, 2001                          VOCAL COMMUNICATIONS, INC.



                                            By:    /s/ C. Austin Burrell
                                               --------------------------------
                                                       C. Austin Burrell
                                                   Chairman, President and CEO


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